UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 15, 2026

KENNEDY-WILSON HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33824	26-0508760
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

151 S El Camino Dr Beverly Hills, California 90212
(Address of Principal Executive Offices) (Zip Code)
(310) 887-6400
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $.0001 par value	KW	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01          Entry into a Material Definitive Agreement.

As previously disclosed, on February 16, 2026, Kennedy-Wilson Holdings, Inc., a Delaware corporation (“Kennedy Wilson” or the “Company”), entered into an Agreement and Plan of Merger (the “Original Merger Agreement”) with Kona Bidco, LLC, a Delaware limited liability company (“Parent”), and Kona Merger Subsidiary, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which Merger Sub will be merged with and into Kennedy Wilson (the “Merger”), with Kennedy Wilson surviving the merger as a wholly owned subsidiary of Parent. On March 15, 2026, Kennedy Wilson entered into an Amendment to Agreement and Plan of Merger (the “Merger Agreement Amendment”, and the Original Merger Agreement, as amended, supplemented and otherwise modified by the Merger Agreement Amendment, the “Merger Agreement”) with Parent and Merger Sub.

The Merger Agreement Amendment amends the Original Merger Agreement to require, as a condition to the completion of the Merger, and in accordance with Section 203(a)(3) of the Delaware General Corporation Law (the “DGCL”), the affirmative vote of at least two-thirds of the outstanding voting power of (i) the Company’s common stock, par value $0.0001 per share, (ii) the Company’s 5.75% Series A Cumulative Perpetual Convertible Preferred Stock (on an as-converted basis), (iii) the Company’s 4.75% Series B Cumulative Perpetual Preferred Stock (based on the number of outstanding warrants issued in connection with the issuance of such preferred stock) and (iv) the Company’s 6.00% Series C Cumulative Perpetual Preferred Stock (based on the number of outstanding warrants issued in connection with the issuance of such preferred stock) (the securities described in clauses (i)-(iv), collectively, the “Company Voting Stock”) entitled to vote on the proposal to adopt the Merger Agreement, excluding the Company Voting Stock “owned” (as such term is defined in Section 203 of the DGCL) by William J. McMorrow, Matthew Windisch, In Ku Lee and certain affiliates of Fairfax Financial Holdings Limited, a corporation organized under the laws of Canada, that are holders of the Company Voting Stock and each of their respective “affiliates” and “associates” (as such terms are defined in Section 203 of the DGCL).

The foregoing description of the Merger Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement Amendment, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. A copy of the Merger Agreement Amendment has been included to provide investors with information regarding its terms and is not intended to provide any factual information about the Company.

The Merger Agreement Amendment contains representations, warranties, covenants and agreements, which were made only for purposes of such agreement and as of the dates specified therein. The representations and warranties in the Merger Agreement Amendment reflect negotiations between the parties to the Merger Agreement Amendment. Such representations and warranties are not intended as statements of fact to be relied upon by Kennedy Wilson’s stockholders. In particular, the representations, warranties, covenants and agreements in the Merger Agreement Amendment may be subject to limitations agreed by the parties, including modifications or qualifications in certain confidential disclosures that were made between the parties in connection with the negotiation of the Merger Agreement Amendment. In addition, the parties may apply standards of materiality in a way that is different from what investors may view as material. As such, the representations and warranties in the Merger Agreement Amendment may not describe the actual state of affairs at the date they were made or at any other time and investors should not rely on them as statements of fact. Moreover, publicly available information relating to the subject matter of such representations and warranties may change after the date of the Merger Agreement Amendment, and unless required by applicable law, the Company undertakes no obligation to update such information.

Item 9.01          Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
2.1	Amendment to Agreement and Plan of Merger, dated as of March 15, 2026, by and among Kennedy Wilson, Parent and Merger Sub.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
Participants in the Solicitation
The Company and certain of its directors, executive officers and other members of management and employees may be deemed to be participants in soliciting proxies from its stockholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of the Company’s stockholders in connection with the proposed transaction will be set forth in the Definitive Proxy Statement for its stockholder meeting at which the proposed transaction will be submitted for approval by the Company’s stockholders. You may also find additional information about the Company’s directors and executive officers in the Company’s Definitive Proxy Statement for its 2025 annual meeting of stockholders, which was filed with the SEC on April 25, 2025 (available here), under the sections “Director Compensation,” “Executive Compensation,” “Security Ownership of Management and Certain Beneficial Owners” and “Certain Relationships and Related Transactions”. To the extent holdings of the Company’s securities by its directors or executive officers have changed since the amounts set forth in such proxy statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Changes in Beneficial Ownership of Securities on Form 4 filed with the SEC. Updated information regarding the identity of participants and their direct or indirect interests, by security holdings or otherwise, in the Company will be set forth in the Definitive Proxy Statement and other relevant documents to be filed with the SEC, if and when they become available. These documents will be available free of charge as described above.
No Offer or Solicitation
This Current Report on Form 8-K is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made in the United States absent registration under the Securities Act of 1933, as amended (the “Securities Act”), or pursuant to an exemption from, or in a transaction not subject to, such registration requirements.

Forward Looking Statements
This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are necessarily estimates reflecting the judgment of the Company’s senior management based on the Company’s current estimates, expectations, forecasts and projections and include comments that express the Company’s current opinions about trends and factors that may impact future results. Disclosures that use words such as “believe,” “may,” “anticipate,” “estimate,” “intend,” “could,” “plan,” “expect,” “project” or the negative of these, as well as similar expressions, are intended to identify forward-looking statements. Forward-looking statements involve significant known and unknown risks and uncertainties that may cause the Company’s actual results in future periods to differ materially from those projected or contemplated in the forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. There is no assurance that the proposed transaction will be consummated, and there are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements made herein as a result of various factors, including, without limitation: (1) the inability to consummate the proposed transaction within the anticipated time period, or at all, due to any reason, including the failure to obtain stockholder approval to adopt the Merger Agreement, the failure to obtain any required regulatory approvals for the proposed transaction, including the termination or expiration of any required waiting periods, or the failure to satisfy the other conditions to the consummation of the proposed transaction; (2) the risk that the Merger Agreement may be terminated in circumstances requiring the Company to pay a termination fee; (3) the risk that the proposed transaction disrupts the Company’s current plans and operations or diverts management’s attention from its ongoing business; (4) the effect of the announcement of the proposed transaction on the ability of the Company to retain and hire key personnel and maintain relationships with those with whom it does business; (5) the effect of the announcement or pendency of the proposed transaction on the Company’s operating results and business generally; (6) the significant costs, fees and expenses related to the proposed transaction; (7) the risk that the Company’s stock price may decline significantly if the proposed transaction is not consummated; (8) the nature, cost and outcome of any litigation and other legal proceedings, including any such proceedings related to the proposed transaction and instituted against the Company and/or its directors, executive officers or other related persons; (9) other risks that could affect the Company’s business, financial condition or results of operations, including those set forth in the Company’s most recent Annual Report on Form 10-K and any subsequent filings, and (10) other risks to the consummation of the proposed transaction. Forward-looking statements are not guarantees of future performance, rely on a number of assumptions concerning future events, many of which are outside of the Company’s control, and involve known and unknown risks and uncertainties that could cause the Company’s actual results, performance or achievement, or industry results to differ materially from any future results, performance or achievements, expressed or implied by such forward-looking statements. These risks and uncertainties may include the risks and uncertainties described elsewhere in this report and other filings with the SEC. Any such forward-looking statements, whether made in this report or elsewhere, should be considered in the context of the various disclosures made by the Company about its businesses including, without limitation, the risk factors discussed in the Company’s filings with the SEC.
If the proposed transaction is consummated, the Company’s stockholders will cease to have any equity interest in the Company and will have no right to participate in its earnings and future growth. These and other factors are identified and described in more detail in the Company’s most recent Annual Report on Form 10-K as well as the Company’s subsequent filings and is available online at www.sec.gov. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date thereof. Except as required by applicable law, the Company undertakes no obligation to update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KENNEDY-WILSON HOLDINGS, INC.
By:	/s/ Justin Enbody
Name:	Justin Enbody
Title:	Senior Executive Vice President, Chief Financial Officer
Date: March 16, 2026